UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]Preliminary Proxy Statement

[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[ ]Definitive Additional Materials

[ ]Soliciting Material Under Rule 14a-12

Bellerophon Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ]Fee previously paid with preliminary materials.

[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2023

To Our Stockholders:

You are cordially invited to attend the 2023 annual meeting of stockholders of Bellerophon Therapeutics, Inc. to be held at 10:00 a.m. EST on Wednesday, June 7, 2023 at our principal executive offices located at 20 Independence Boulevard, Suite 402, Warren, NJ 07059. As a result of the public health and travel risks and concerns due to COVID-19, we may announce alternative arrangements for the meeting, which may include switching to a virtual meeting format, or changing the time, date or location of the annual meeting. If we take this step, we will announce any changes in advance in a press release available on our website, www.bellerophon.com, and filed as additional proxy materials, and as otherwise required by applicable state law.

Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about Bellerophon Therapeutics, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, three (3) persons will be elected to our Board of Directors. In addition, we will ask stockholders to consider the following proposals:

i.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
ii.	To approve a proposed amendment to the 2015 Equity Incentive Plan, or the 2015 Plan, to increase the aggregate number of authorized shares of common stock, par value $0.01 per share, reserved for issuance under section 4(a)(1)(A) of the 2015 Plan from 833,333 to 1,443,318; and
iii.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 28, 2023, we will begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting, whether or not you can attend.

Thank you for your continued support of Bellerophon Therapeutics, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Peter Fernandes
Chief Executive Officer

April 28, 2023

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TIME:10:00 a.m. EST

DATE:Wednesday, June 7, 2023

PLACE:  20 Independence Boulevard, Suite 402, Warren, NJ 07059

PURPOSES:

1.	To elect three (3) directors to serve a three-year term expiring in 2026;
2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.	To approve a proposed amendment to the 2015 Equity Incentive Plan, or the 2015 Plan, to increase the aggregate number of authorized shares of common stock, par value $0.01 per share, reserved for issuance under the 2015 Plan from 833,333 to 1,443,318;
4.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and
5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Bellerophon Therapeutics, Inc. common stock at the close of business on April 21, 2023 (the "record date"). A list of stockholders of record will be available at the annual meeting and, during the ten days prior to the annual meeting, at our principal executive offices located at 20 Independence Boulevard, Suite 402, Warren, NJ 07059.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials (the "Notice") and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. On or about April 28, 2023, we will begin sending to our stockholders the Notice containing instructions on how to access our proxy statement for our 2023 annual meeting of stockholders and our 2022 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Nicholas Laccona
Principal Financial & Accounting Officer and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 7, 2023

This proxy statement and our 2022 annual report to stockholders are available for viewing, printing and downloading at www.investorvote.com/BLPH. To view these materials, please have available your 15-digit control number(s) that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2022 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financial Info” section of the “Investors" section of our website at www.bellerophon.com. You may also obtain from us a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to: Bellerophon Therapeutics, Inc., Attn: Investor Relations, 20 Independence Boulevard, Suite 402, Warren, NJ, 07059. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of Bellerophon Therapeutics, Inc. (the “Company” or “Bellerophon”) is soliciting your proxy to vote at the 2023 annual meeting of stockholders to be held at our principal executive offices, 20 Independence Boulevard, Suite 402, Warren, NJ, 07059, on Wednesday, June 7, 2023 at 10:00 a.m. EST and any adjournments or postponements of the meeting, which we refer to as “the annual meeting.” Bellerophon currently intends to hold the annual meeting in person. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the annual meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, because you owned shares of Bellerophon’s common stock, par value $0.01 per share (the “common stock”) on the record date. The Company intends to commence distribution of the Notice on or about April 28, 2023.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or electronic copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you request a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock at the close of business on April 21, 2023, are entitled to vote at the annual meeting. On this record date, there were 10,449,834 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares of common stock represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A. (“Computershare”), or if you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.
●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.
●	In person at the annual meeting. If you attend the annual meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 1:00 a.m. Eastern Time on June 7, 2023.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

∗	“FOR” the election of the nominees for director;
∗	“FOR” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
∗	“FOR” the amendment of the 2015 Plan; and
∗	“FOR” approval by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
●	by re-voting by Internet or by telephone as instructed above;
●	by notifying our Secretary in writing before the annual meeting that you have revoked your proxy; or

●	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors or the amendment to our 2015 Plan. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors or the amendment to our 2015 Plan (Proposals 1 and 3 of this proxy statement).

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for 2023, our Audit Committee of our Board will reconsider its selection.

Proposal 3: Increase the Number of Shares to be Granted Under the Company’s 2015 Equity Plan

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the amendment to our 2015 Plan to increase the aggregate number of authorized shares reserved for issuance under the 2015 Plan from 833,333 to 1,443,318. Abstentions have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation committee and our board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Computershare and Peter Fernandes, our Chief Executive Officer, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 a.m. EST on Wednesday, June 7, 2023, at our principal executive offices, located at 20 Independence Boulevard, Suite 402, Warren, NJ 07059. When you arrive at 20 Independence Boulevard, Suite 402, Warren, NJ, 07059, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote. See “How Do I Vote?” above for more information.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us, by reducing the volume of duplicate information received at your household and helping to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 1-800-736-3001.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Bellerophon stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

●	If your Bellerophon shares of common stock are registered in your own name, please inform Computershare, our transfer agent, of your request by calling them at 1-800-736-3001 or writing them at P.O. Box 30170, College Station, TX, 77842.
●	If a broker or other nominee holds your Bellerophon shares of common stock, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

●	following the instructions provided on your Notice or proxy card; or
●	following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 21, 2023 by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 21, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, to our knowledge, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. The information is not necessarily indicative of beneficial ownership for any other purpose.

The percentage ownership calculations for beneficial ownership are based on 10,449,834 shares of common stock outstanding as of April 21, 2023.

Except as otherwise set forth below, the address of each beneficial owner is c/o Bellerophon Therapeutics, Inc., 20 Independence Boulevard, Suite 402, Warren, NJ 07059.

	Number of	Percentage
	Shares	of Shares
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
5% Stockholders
Puissance Life Science Opportunities Fund VI (1)	1,771,266	17.0%
Tang Capital Partners, LP (2)	1,062,619	9.9%
Perceptive Advisors LLC (3)	930,000	8.9%
Executive Officers and Directors
Peter Fernandes (4)	64,215	*
Parag Shah (5)	52,963	*
Martin Dekker (6)	53,739	*
Bobae Kim (7)	13,512	*
Nicholas Laccona (8)	13,501	*
Naseem Amin (9)	268,098	2.5%
Scott Bruder (10)	38,212	*
Mary Ann Cloyd (11)	37,757	*
Ted Wang (12)	1,867,813	17.9%
Crispin Teufel (13)	33,087	*
All executive officers and directors as a group (10 persons)	2,442,897	23.3%

∗	Less than one percent.
(1)	Based on information provided in a Schedule 13D/A filed by Puissance Capital Management LP (“Puissance Capital Management”) on April 28, 2021, and information known to the Company. Beneficial ownership includes: 1,763,077 shares of common stock directly held by Puissance Life Science Opportunities Fund VI (“Puissance Fund VI”). Puissance Capital Fund (GP) LLC (“Puissance GP”) is the managing member of Puissance Fund VI. Puissance Capital Management is the investment manager of Puissance Fund VI. Puissance Capital Management (GP) LLC (“Puissance Capital Management GP”) is the general partner of Puissance Capital Management (Puissance Fund VI, Puissance GP, Puissance Capital Management and Puissance Capital Management GP, collectively, the “Puissance Entities”). Ted Wang, a member of our Board, is the managing member of each of Puissance GP and Puissance Capital Management GP and is the Chief Executive Officer and Chief Investment Officer of Puissance. The number of shares of common stock beneficially owned excludes 380,950 shares of common stock issuable upon exercise of common stock purchase warrants. The terms of these warrants include blocker provisions that restrict exercise to the extent the securities beneficially owned by the warrant holder and its affiliates would represent beneficial ownership in excess of 4.99% of shares of our common stock outstanding immediately after giving effect to such exercise, subject to the holder’s option, on 61 days prior notice to us, to increase or decrease this beneficial ownership limitation not to exceed 9.99% of shares of our common stock. Each of Dr. Wang and the Puissance Entities disclaim beneficial ownership over the shares held by Puissance Fund VI, except to the extent of their pecuniary interest therein. The address of Dr. Wang and each of the Puissance Entities is 950 Third Avenue, 25th Floor, New York, NY 10022.
(2)	Based on information provided in a Schedule 13G filed by Tang Capital Partners LP (“Tang Capital”) on March 17, 2023, and information known to the Company. Beneficial ownership includes: 873,974 shares of common stock directly held by Tang Capital and 188,645 shares of common stock issuable upon the exercise of pre-funded warrants within 60 days after April 21, 2023. The number of shares of common stock beneficially owned excludes 1,592,881 shares of common stock issuable upon exercise of common stock pre-funded warrants. Each pre-funded warrant is exercisable for one share of the Issuer’s common stock and is immediately exercisable. Tang Capital may not exercise any portion of the warrants for shares of common stock if, as a result of the exercise, Tang Capital, together with its affiliates and any other person or entity whose beneficial ownership of common stock would be aggregated with Tang Capital for purposes of Section 13(d) of the Act, would own more than 9.99% (the “Maximum Percentage”) of the Issuer’s outstanding shares of common stock after exercise. However, Tang Capital may increase or decrease the Maximum Percentage to any other percentage, not in excess of 19.99%, by providing written notice to the Issuer, provided that any increase or decrease in such percentage shall not be effective until 61 days after notice is provided to the Issuer.
(3)	Based on information provided in a Schedule 13G filed by Perceptive Advisors LLC (“Perceptive Advisors”) on March 14, 2023, and information known to the Company. Neither Perceptive Advisors nor Joseph Edelman directly hold any shares of common stock. Perceptive Life Sciences Master Fund, Ltd. directly holds 930,000 shares of common stock. Perceptive Advisors serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. Mr. Edelman is the managing member of Perceptive Advisors.
(4)	Includes 29,566 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(5)	Includes 28,258 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(6)	Includes 27,766 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(7)	Includes 3,621 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(8)	Includes 1,031 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(9)	Includes 47,619 shares of common stock issuable upon the exercise of warrants and 23,809 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(10)	Includes 36,966 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.

(11)	Includes 36,300 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.
(12)	Includes 1,763,077 shares of common stock directly held by Puissance Fund VI and 60,913 shares of common stock held by Mr. Wang. The number of shares of common stock beneficially owned excludes 380,950 shares of common stock issuable upon exercise of common stock purchase warrants. The terms of these warrants include blocker provisions that restrict exercise to the extent the securities beneficially owned by the warrant holder and its affiliates would represent beneficial ownership in excess of 4.99% of shares of our common stock outstanding immediately after giving effect to such exercise, subject to the holder’s option, on 61 days prior notice to us, to increase or decrease this beneficial ownership limitation not to exceed 9.99% of shares of our common stock. Also includes 35,634 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023. Ted Wang, a member of our Board, is a Chief Executive Officer and Chief Investment Officer of Puissance Capital Management, L.P.
(13)	Includes 33,087 shares of common stock issuable upon the exercise of options exercisable within 60 days after April 21, 2023.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our bylaws provide that our business is to be managed by or under the direction of our Board. Our Board is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our Board currently consists of five members, classified into three classes as follows: (1) Scott Bruder, Naseem Amin and Ted Wang constitute a class with a term ending at the 2023 annual meeting; (2) no directors currently constitute a class with a term ending at the 2024 annual meeting and (3) Mary Ann Cloyd and Crispin Teufel constitute a class with a term ending at the 2025 annual meeting.

Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position
Naseem Amin, M.D.	61	Chairman of the Board; Director
Scott P. Bruder, M.D., Ph.D.	61	Director
Mary Ann Cloyd	68	Director
Ted Wang	56	Director
Crispin Teufel	47	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with Bellerophon Therapeutics, Inc., either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The Nasdaq Stock Market: Mr. Teufel, Drs. Amin and Bruder and Ms. Cloyd.

Board Diversity Matrix (As of April 21, 2023)
Total Number of Directors
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	1	4	—	—
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian (other than South Asian)	—	1	—	—
South Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Persons with Disabilities	—
Did not Disclose Demographic Background	—

Naseem Amin has served as the Chairman of our Board since May 2021, and has served as a member of our Board since June 2015. Dr. Amin has served as the Chief Executive Officer at GMP-Orphan since June 2017 and has served as the Chairman of Arix Bioscience plc, a global venture capital company focused on investing in life sciences, since April 2020. Dr. Amin had served as the Chief Scientific Officer of Smith and Nephew Plc until 2014. Previously, Dr. Amin was Senior Vice President, Business Development at Biogen Idec from 2005 to 2009 and was with Genzyme Corporation from 1999 to 2005, most recently as Head, International Business Development and where he has also led the clinical development of five currently marketed therapeutic products. Dr. Amin began his career at Baxter Healthcare Corporation, where he served as Director, Medical Marketing and Portfolio Strategy, Renal Division. Dr. Amin is a Venture Partner at Advent Life Sciences, serves as an Advisory Board member for Imperial College, Department of Biomedical Engineering, and serves as Chairman of OPEN-London, a non-profit organization focused on encouraging and mentoring South Asians from Pakistan who are interested in starting entrepreneurial companies. Dr. Amin received his medical degree from the Royal Free School of Medicine, London, and an MBA from the Kellogg Graduate School of Management, Northwestern University. We believe that Dr. Amin is qualified to serve on our Board because of his broad industry experience in the Biotech and Medical Device industry.

Scott Bruder has served as a member of our Board since May 2015. Dr. Bruder currently leads the Bruder Consulting & Venture Group with a global team that provides scientific, clinical, regulatory and development strategy services to medical device, regenerative medicine and biotechnology companies, investment banks, venture partners and private equity firms. Since 2011, Dr. Bruder has been an adjunct Professor of Biomedical Engineering at Case Western Reserve University, following 13 years as adjunct faculty in the Department of Orthopedic Surgery. Dr. Bruder currently serves on the Board of Directors of Kuros Biosciences AG, a Swiss Exchange listed biotechnology company, where he leads the R&D Committee. Previously, he was the Chairman of the Board of Spinal Elements, a privately held, leading provider of innovative medical devices used during spinal surgical procedures. Dr. Bruder served as the Chief Medical and Scientific Officer of Stryker Corporation from 2012 until 2014, and was the Chief Science and Technology Officer for Becton, Dickinson and Company from 2007 until 2012. Previously, Dr. Bruder held a number of senior executive and scientific roles at Johnson & Johnson, Anika Therapeutics and Osiris Therapeutics. Dr. Bruder is a magna cum laude graduate from Brown University with a Sc.B. in Biology, and a graduate of Case Western Reserve University School of Medicine, where he simultaneously earned an M.D. and a Ph.D. in stem cell biology. We believe that Dr. Bruder is qualified to serve on our Board because of his experience in medical devices, biotechnology, life sciences, and biomedical engineering.

Mary Ann Cloyd has served as a member of our Board since February 2016. Since April 2018 she has served on the board of NCMIC Group, Inc., a mutual insurance and financial services company based in Des Moines, Iowa. Since May 2019 she has served on the board of Fresh Del Monte Produce, Inc., a producer and distributor of prepared fruit and vegetables, juices, beverages and snacks, and since January 2021 as a director of Ekso Bionics, Holdings, Inc., a publicly traded company focused on exoskeleton technology. From 1990 to 2015, Ms. Cloyd was a partner at PricewaterhouseCoopers LLP (“PwC”), where she served multinational corporate clients in a variety of industries, including the biotechnology and pharmaceutical industries. She was the Leader of the PwC Center for Board Governance from 2012 to 2015. Ms. Cloyd has also served on both PwC’s Global and U.S. Boards. On the U.S. Board, she chaired the Risk Management, Ethics & Compliance Committee and the Partner Admissions Committee, and on the Global Board, she served on the Risk and Operations Committee and the Clients Committee. Ms. Cloyd previously served on the Board of Trustees of the PwC Charitable Foundation, Inc., and she previously served as President of the Foundation. Ms. Cloyd is also on the Board of the Geffen Playhouse, where she serves as Vice Chair, the Caltech Associates and the Advisory Board of the UCLA Iris Cantor Women’s Helath Center. Ms. Cloyd earned a bachelor of business administration from Baylor University, summa cum laude. We believe that Ms. Cloyd is qualified to serve on our Board because of her experience in finance, senior management and corporate governance.

Dr. Ted Wang has served as a member of our Board since November 2017. Dr. Wang has served as the Chief Investment Officer of Puissance Capital Management LP, of which he was a founder, since January 2015. Prior to that, Dr. Wang was a Partner of Goldman, Sachs & Co. (“Goldman”), which he joined in 1996 and with which he served in many leadership positions, mostly recently as Co-Head of U.S. Equities Trading and Global Co-Head of One Delta Trading and a member of the Goldman Sachs Risk Committee. Prior to joining Goldman, Dr. Wang co-founded Xeotron Corp., a company specializing in DNA biochips in Texas. Dr. Wang serves on the board of Ekso Bionics Holdings, Inc., Viewray, Inc. and Tracon Pharmaceuticals, Inc. Dr. Wang holds a Ph.D. in Physics from the University of Minnesota, an M.B.A.

from the University of Texas, Austin, and a B.S. from Fudan University, China. We believe that Dr. Wang is qualified to serve on our Board because of his financial expertise and years of experience.

Crispin Teufel was appointed to our Board effective March 18, 2019. Since 2017, Mr. Teufel has served as the Chief Executive Officer of Lincare Holdings Inc., the leading national provider of respiratory services in the home, and as its Chief Financial Officer since 2013. Mr. Teufel serves on the board of directors of the German-American Chamber of Commerce and was elected as their chairman of the board in November 2020. Mr. Teufel holds an MBA in Economics from Ruhr University Bochum, Germany, is a Certified Public Accountant and is a German Tax Advisor under Germany’s Taxation and Ministry of Finance. We believe that Mr. Teufel is qualified to serve on our Board because of his managerial, financial and business experience.

There are no family relationships among any of our directors or executive officers.

Committees of the Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2022, there were six meetings of our Board, and the various committees of the Board met a total of six times. The Board took two actions by unanimous written consent during the fiscal year ended December 31, 2022. The various committees of the Board took six actions by unanimous written consent during the fiscal year ended December 31, 2022. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2022. The Board has adopted a policy under which each member of the Board makes every effort to but is not required to attend each annual meeting of our stockholders. Five directors attended our annual meeting of stockholders held in 2022.

Audit Committee. Our Audit Committee met four times during fiscal 2022 and took four actions by unanimous written consent. This committee currently has three members, Mary Ann Cloyd (Chairperson), Naseem Amin and Crispin Teufel. Our audit committee assists our Board in its oversight of our accounting and financial reporting process and the audits of our financial statements. Our audit committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
●	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	overseeing our risk assessment and risk management policies;
●	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
●	meeting independently with our independent registered public accounting firm and management;
●	reviewing and approving or ratifying any related person transactions; and
●	preparing the audit committee report required by SEC rules.

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. All audit and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Cloyd and Mr. Teufel are “audit committee financial experts,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.bellerophon.com.

Compensation Committee. Our Compensation Committee met once and took two actions by unanimous written consent during fiscal 2022. This committee currently has two members, Crispin Teufel (Chairman) and Scott Bruder. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2015 Equity Incentive Plan (as amended, the “2015 Plan”). The Compensation Committee is responsible for the determination of the compensation of our executive officers and shall conduct its decision making process with respect to that issue without the executive officers present. All members of the Compensation Committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation: review and approval of compensation for executive officers and directors during which the executive officers may not be present during his or her compensation deliberations and grant options and stock awards under equity-based plans with delegation to one or more executive officers of the power to grant options or stock awards to employees who are not directors or executive officers.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.bellerophon.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met once during fiscal 2022 and has two members, Mary Ann Cloyd (Chairperson) and Scott Bruder. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. All members of the Nominating and Corporate Governance qualify as independent under the definition promulgated by The Nasdaq Stock Market.

If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Corporate Governance Committee under our corporate governance policies, it should utilize the "Contact Us" feature on our website at www.bellerophon.com.

The Nominating and Corporate Governance Committee seeks to develop a board that reflects diverse backgrounds, experience, expertise, skill sets and viewpoints. We actively seek director candidates who bring diversity of age, gender, nationality, race, ethnicity and sexual orientation.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on the Company’s website at www.bellerophon.com.

Board Leadership Structure and Role in Risk Oversight

Our current Board leadership structure separates the positions of Principal Executive Officer (“PEO”) and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our current PEO is primarily responsible for our operations, while our Board Chairman is primarily focused on matters pertaining to corporate governance and management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure if it deems such a change to be appropriate in the future.

The Chairman of the Board of Directors provides leadership to the Board and works with the Board to define its activities and the calendar for fulfillment of its responsibilities. The Chairman of the Board approves the meeting agendas after input from management, facilitates communication among members of the Board and presides at meetings of our Board and stockholders. Dr. Amin has served as our Chairman of the Board since May 2021. The Chairman of the Board, the Chairman of the Audit Committee, and the other members of the Board work in concert to provide oversight of our management and affairs. We believe that the leadership of the Chairman of the Board fosters a culture of open discussion and deliberation, with a thoughtful evaluation of risk, to support our decision-making. Our Board encourages communication among its members and between management and the Board to facilitate productive working relationships. Working with the other members of the Board, the Chairman also works to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.

The Board is also responsible for oversight of our risk management practices. This oversight is conducted primarily through the Audit Committee of the Board whose responsibilities include overseeing our risk assessment and risk management policies. Due to the effective flow of information between the Board and senior management, identified risks can be effectively communicated and mitigated. Senior management takes an active role in day-to-day risk management.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 908-574-4770. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions using the “Contact Us” page of our website at www.bellerophon.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

●	junk mail and mass mailings;
●	resumes and other forms of job inquiries;
●	surveys; and
●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth the name, age and position of each of our executive officers, who are also not directors, and key employees as of April 21, 2023.

Name	Age	Position
Peter Fernandes	68	Chief Executive Officer and Chief Regulatory, Safety & Quality Officer
Nicholas Laccona*	34	Principal Financial & Accounting Officer and Secretary
Martin Dekker	50	Vice President of Engineering and Manufacturing
Parag Shah	46	Vice President of Business Operations
Bobae Kim	41	Vice President of Regulatory Affairs and Quality Assurance

* On April 19, 2023, Mr. Laccona notified us of his intent to resign as Principal Financial and Accounting Officer and from all other positions held. We and Mr. Laccona are currently negotiating the effective date of his resignation.

Peter Fernandes has served as our Chief Executive Officer since December 2022 having previously served as our Principal Executive Officer since November 2021 and as our Chief Regulatory, Safety & Quality Officer since May 2015. Prior to joining us, Mr. Fernandes was Vice President of Global Regulatory Affairs at Ikaria Inc., from October 2012 to May 2015, and in this capacity also led our regulatory group since its inception in February 2014. Previously, he led Regulatory Affairs and Quality Assurance for OptiNose, Inc. from October 2010 to September 2012, was Vice President US Drug Regulatory Affairs Respiratory and US DRA Respiratory Franchise Head for Novartis Pharmaceuticals from November 2007 to October 2010. He has also served as the Head of US Development Site and Vice President of Regulatory Affairs and Quality Assurance at Altana Pharma, a subsidiary of Nycomed Inc., and led the US Respiratory and GI Drug Regulatory Affairs group at Boehringer Ingelheim. Mr. Fernandes has over 30 years of experience leading cross functional global development teams covering respiratory and cardiovascular diseases with successful US and global submissions and approvals obtained for a number of well-known drugs e.g., Flomax, Spiriva, Omnaris. Mr. Fernandes also serves as Co-Chair of the Pulmonary Vascular Research Institute (PVRI) Innovative Drug Development Initiative that is instrumental in developing novel regulatory endpoints and clinical trial design for Pulmonary Hypertension (PH) in collaboration with academia, industry and regulators. Mr. Fernandes has an M. Pharm. from the Grant Medical College and a B. Pharm. from the K.M. K College of Pharmacy, both at the University of Bombay in India.

Nicholas Laccona has served as our Principal Financial and Accounting Officer and Secretary since October 2021. Mr. Laccona previously served as the Controller of the Company since August of 2020. Prior to joining the Company, Mr. Laccona served as Senior Manager, Audit at KPMG LLP from December 2014 through August 2020. Prior to that, Mr. Laccona served as an auditor with Sobel & Co., LLC. Mr. Laccona holds a Bachelor’s degree from the University of Maryland, College Park, is a Certified Public Accountant and an active member of the America Institute of Certified Public Accountants.

Martin Dekker has served as our Vice President of Engineering and Manufacturing since January 2015. Prior to joining us, Mr. Dekker held several positions at Spacelabs Healthcare, a company that develops and manufactures medical devices, from November 1998 to January 2015, most recently as Director of Global Operations Engineering. During his time at Spacelabs Healthcare, Mr. Dekker led and co-designed new products, developed and launched transformative manufacturing technologies and championed cross-functional quality/engineering projects. He is a member of the Institute of Electrical and Electronic Engineers. Mr. Dekker received a B.S. in electronics from Noordelijke Hogeschool Leeuwarden, the Netherlands.

Parag Shah, Ph.D. has served as our Vice President of Business Operations since April 2016 with responsibilities for Project Management, Supply Distribution, Pre-Clinical and Business Development activities. Prior to joining us, Dr. Shah was Principal Scientist at Pfizer from 2004 through 2010 where he was responsible for leading multiple parenteral and liquid formulation development teams. In addition, Dr. Shah was a member of multiple Limited Duration Teams including serving as Pfizer’s Team Lead for the Nanoparticle Network responsible for internal and external evaluation of nanoparticle technologies. Dr. Shah joined Ikaria as Parenteral Development Lead in 2010 and assumed additional responsibilities in 2012 as Director, Pharmaceutical Science, covering both Pharmaceutical Development and Clinical

Supply Management. Dr. Shah received his Bachelor’s degree from Carnegie Mellon and his Ph.D. in Chemical Engineering from The University of Texas at Austin.

Bobae Kim, has served as our Vice President, Regulatory Affairs and Quality Assurance since September 2022. Ms. Kim joined as Senior Director of Regulatory Affairs and Quality Assurance in September 2016. Prior to joining us, Ms. Kim served as Chief Technology Officer for Iluminage Beauty Inc, a joint venture of Syneron Candela and Unilever Ventures that develops and manufactures medical devices. Ms. Kim was responsible for identifying new technology, leading the design and developing new products as well as responsible for the company’s overall regulatory strategy including filing and obtaining regulatory approvals, maintaining their Quality Management System and the execution of their clinical development program to support safety, efficacy and usability. Ms. Kim holds a Regulatory Affairs Certificate (RAC) with Regulatory Affairs Professional Society since December 2017and is a Certified Clinical Research Associate (CCRA) with the Association of Clinical Research Professionals (ACRP) since April 2013. Ms. Kim received an Honors B.Sc. in Biochemistry from McMaster University, in Canada.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

This section describes the material elements of compensation awarded to, earned by or paid to each of our named executive officers. Our compensation committee will review and approve the compensation of our executive officers and oversee our executive compensation programs and initiatives.

Summary Compensation Table

The following table sets forth information regarding compensation paid or accrued during the last two fiscal years ended December 31, 2022 and 2021 to Peter Fernandes, our Chief Executive Officer, and our two next most highly compensated executive officers during the fiscal year ended December 31, 2022, who were serving as executive officers as of such date.

				Stock	Option	All Other
Name and				Awards	Awards	Compensation
Principal Position	Year	Salary ($)	Bonus ($)	($)(1)	($)(1)	($)(2)	Total ($)
Peter Fernandes	2022	373,727	158,430	153,400	—	18,300	703,857
Chief Executive Officer and Chief Regulatory, Safety & Quality Officer	2021	329,600	131,840	—	—	17,400	478,840

Parag Shah	2022	270,375	108,150	120,360	—	18,300	517,185
Vice President of Business Operations	2021	257,500	103,000	—	—	17,400	377,900

Martin Dekker	2022	270,375	108,150	120,360	—	18,300	517,185
Vice President of Engineering and Manufacturing	2021	257,500	103,000	—	—	17,400	377,900

(1)	The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, regarding assumptions underlying the valuation of equity awards.
(2)	Consists of amounts that we matched pursuant to our 401(k) plan and final payments for terminated employees for earned paid time off.

Narrative to Summary Compensation Table

Base Salary. In 2022, we paid salaries of $373,727 to Mr. Fernandes, $270,375 to Mr. Shah and $270,375 to Mr. Dekker. In 2021, we paid salaries of $329,600 to Mr. Fernandes, $257,500 to Mr. Shah and $257,500 to Mr. Dekker. Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of all of our employees, including our executive officers. Our compensation committee will review the salaries of our executives annually at the beginning of each calendar year and recommend to our Board changes in salaries based primarily on changes in job responsibilities, experience, individual performance and comparative market data.

Bonus Compensation. Our named executive officers are expected to be eligible to receive an annual bonus award in accordance with the management incentive program then in effect with respect to such executive officer and based on an annualized target of base salary, as specified in their respective employment agreements, if applicable. Our named executive officers are also expected to be eligible for performance-based annual bonus awards based on metrics to be determined by our Board, in consultation with the executive officer, and our Board will determine the extent to which the metrics have been satisfied and the amount of the annual bonus, if any. The performance-based bonuses are designed to motivate our employees to achieve annual goals based on our strategic, financial and operating performance objectives.

With respect to 2022 performance, the compensation committee approved total bonus compensation, with a value of $158,430 to Mr. Fernandes, $108,150 to Mr. Shah, and $108,150 to Mr. Dekker.

With respect to 2021 performance, the compensation committee approved total bonus compensation, with a value of $131,840 to Mr. Fernandes, $103,000 to Mr. Shah, and $103,000 to Mr. Dekker.

Long-Term Equity Based Incentive Awards. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our named executive officers to remain in our employment during the vesting period. Accordingly, our compensation committee and Board periodically review the equity incentive compensation of our named executive officers and from time to time may grant additional equity incentive awards to them in the form of stock options or restricted share awards.

Grants of Plan Based Awards

The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2022 to each of our executive officers named in the Summary Compensation Table.

Name and Principal Position	Grant Date	Restricted Stock Awards (number of shares)	Grant Date Fair Value of Stock Awards ($)(1)
Peter Fernandes, Chief Executive Officer and Chief Regulatory, Safety and Quality Officer	01/26/2022	65,000	153,400
Parag Shah, Vice President of Business Operations	01/26/2022	51,000	120,360
Martin Dekker, Vice President of Engineering and Manufacturing	01/26/2022	51,000	120,360

(1)	The amounts reported above reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, regarding assumptions underlying the valuation of equity awards.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

	Option Awards					Stock Awards
	Number of Securities	Number of Securities
	Underlying	Underlying				Number of Shares		Market Value of
	Unexercised	Unexercised		Option	Option	or Units of		Shares or Units of
Name and	Options	Options		Exercise	Expiration	Stock That Have		Stock That Have
Principal Position	Exercisable (#)	Unexercisable (#)		Price ($)	Date	Not Vested (#)		Not Vested ($)
Peter Fernandes	318	—		124.05	02/25/2023	—		—
Chief Executive Officer	666	—		123.00	05/17/2025	—		—
Chief Regulatory, Safety and Quality Officer	2,000	—		7.35	12/06/2026	—		—
	6,666	—		30.45	01/12/2028	—		—
	9,165	—		13.65	11/20/2028	—		—
	780	52	(1)	13.20	01/02/2029	—		—
	9,506	2,193	(2)	7.50	09/26/2029	—		—
						32,500	(3)	29,250
Parag Shah	266	—		199.20	06/20/2024	—		—
Vice President of Business Operations	133	—		180.00	02/13/2025	—		—
	291	—		153.30	03/12/2025	—		—
	2,000	—		7.35	12/06/2026	—		—
	5,333	—		30.45	01/12/2028	—		—
	9,165	—		13.65	11/20/2028	—		—
	780	52	(1)	13.20	01/02/2029	—		—
	9,507	2,193	(2)	7.50	09/26/2029	—		—
						25,500	(3)	22,950
Martin Dekker	532	—		180.00	02/13/2025	—		—
Vice President of Engineering and Manufacturing	1,666	—		7.35	12/07/2026	—		—
	5,333	—		30.45	01/12/2028	—		—
	9,166	—		13.65	11/20/2028	—		—
	780	52	(1)	13.20	01/02/2029	—		—
	9,506	2,193	(2)	7.50	09/26/2029	—		—
						25,500	(3)	22,950

(1)	This option vested as to 6.25% of the underlying shares on April 2, 2019, and vested as to an additional 6.25% of the underlying shares quarterly thereafter through January 2, 2023.
(2)	This option vested as to 6.25% of the underlying shares on December 26, 2019, and vests as to an additional 6.25% of the underlying shares quarterly thereafter through September 26, 2023.
(3)	This restricted stock unit grant vests on December 8, 2023.

Pay Versus Performance

The following table shows the relationship between executive compensation actually paid (“CAP”) to our Chief Executive Officer and our named executive officers and certain financial performance of the Company during the last two fiscal years ended December 31, 2022 and 2021.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (Loss) (in millions) (6)
2022	$703,857	$609,935	$517,185	$443,493	$13.49	$(19,831)
2021	$984,680	$984,680	$333,777	$333,777	$46.48	$(17,756)

(1)	Mr. Fernandes has served as our principal executive officer, or PEO. since November 2021. Mr. Fabian Tenenbaum served as our Chief Executive Officer for 2021 until his resignation date during October 2021. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Fernandes for 2022 and the combined total compensation of Mr. Fernandes and Mr. Tenenbaum for 2021 as reported in each corresponding year in the “Total” column of the Summary Compensation Table. The amount of total compensation reported for 2021 was $478,840 for Mr. Fernandes and $505,840 for Mr. Tenenbaum.

(2)	The dollar amounts reported in this column represent the CAP to Mr. Fernandes in 2022, for Mr. Fernandes and for Mr. Tenenbaum in 2021 as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Fernandes or Mr. Tenenbaum during the applicable year. The amount of total compensation actually paid in 2021 was $478,840 for Mr. Fernandes and $505,840 for Mr. Tenenbaum.

In accordance with SEC rules, the following adjustments were made to total compensation for each year to determine CAP:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (i)	Equity Award Adjustments (ii)	Compensation Actually Paid to PEO
2022	$703,857	$(153,400)	$59,478	$609,935
2021	$984,680	$ -	$ -	$984,680

(i)	The grant date fair value of equity awards in this column represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(ii)	The equity award adjustments in this column include the addition (or subtraction, as applicable) of the following: (1) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (2) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (3) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (4) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (5) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (6) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$29,250	$ -	$30,228	$ -	$ -	$ -	$59,478
2021	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(3)	The dollar amounts reported this column represent the average of the amounts reported for the Company’s NEOs as a group (excluding Mr. Fernandes and Mr. Tenenbaum) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Fernandes and Mr. Tenenbaum) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Parag Shah and Martin Dekker; and (ii) for 2021, Parag Shah, Martin Dekker and Assaf Korner.

(4)	The dollar amounts reported in this column represent the average amount of CAP to the NEOs as a group (excluding Mr. Fernandes and Mr. Tenenbaum), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Fernandes) during the applicable year.

In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Fernandes and Mr. Tenenbaum) for each year to determine the CAP, using the same methodology described above in Footnote 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (i)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments (ii)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$517,185	$(120,360)	$46,668	$ -	$ -	$443,493
2021	$333,777	$ -	$ -	$ -	$ -	$333,777

(i)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$22,950	$ -	$23,718	$ -	$ -	$ -	$46,668
2021	$ -	$ -	$ -	$ -	$ -	$ -	$ -

(ii)	The amounts deducted or added in calculating the pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments
2022	$ -	$ -	$ -
2021	$ -	$ -	$ -

(5)	The cumulative total shareholder return (“TSR”) amounts reported in this column are calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	The dollar amounts reported this column are the Company’s net income amounts reflected in the Company’s audited financial statements for the applicable year.

Analysis of Information Presented in the Pay Versus Performance Table

The following disclosure addresses the relationship between CAP as disclosed in the Pay Versus Performance table and applicable financial performance.

CAP Versus Total Stockholder Return

CAP to our PEO decreased from fiscal year 2021 to fiscal year 2022, whereas there was an increase in CAP to our Non-PEO NEOs for the same comparative periods. The decrease in PEO CAP is partially due to the combination of compensation for Mr. Fernandes and Mr. Tenenbaum in 2021 versus only Mr. Fernandes in 2022. Additionally, there was no equity compensation granted to during 2021 which is the primary driver of the increase between periods for our Non-PEO NEOs. Over the same two-fiscal-year period, our cumulative Total Stockholder Return also decreased. As a research and development organization, our primary focus is to successfully complete our late stage phase 3 REBUILD trial. At this stage of the organization’s operations, we believe that our equity compensation program, which aims to align executive compensation with the interests of our stockholders (i.e., stock price) through regular equity grants, reflects appropriate alignment of interests to successfully incentive our executive to drive completion the REBUILD.

CAP Versus Net Income

CAP to our PEO decreased from fiscal year 2021 to fiscal year 2022, whereas there was an increase in CAP to our Non-PEO NEOs for the same comparative periods. The decrease in PEO CAP is partially due to the combination of compensation for Mr. Fernandes and Mr. Tenenbaum in 2021 versus only Mr. Fernandes in 2022. Additionally, there was no equity compensation granted to during 2021 which is the primary driver of the increase between periods for our Non-PEO NEOs. Over the same two-fiscal-year period, our cumulative Net Loss for fiscal year 2022 increased from fiscal year 2021. As a research and development organization, our primary focus is to successfully complete our late stage phase 3 REBUILD trial. At this stage of the organization’s operations, we believe that our equity compensation program, which aims to align executive compensation with the interests of our stockholders (i.e., stock price) through regular equity grants, reflects appropriate alignment of interests to successfully incentive our executive to drive completion the REBUILD. The increase in the Net Loss between periods is directly attributable to the incremental efforts to deliver a completed study in a timely manner.

Employment Agreements with Our Named Executive Officers

Agreement with Mr. Fernandes

In April 2015, we entered into an offer letter with Mr. Fernandes in connection with the commencement of his employment with us. The letter provides that Mr. Fernandes is employed at will, and either we or Mr. Fernandes may terminate the employment relationship for any reason, at any time. The letter provides that Mr. Fernandes is entitled to a $320,000 base salary, subject to annual review by the Company. Following the end of each calendar year, Mr. Fernandes is eligible to receive an annual bonus for such calendar year in accordance with the terms of our management incentive program, calculated as a percentage of his annual base salary. As of the date of this proxy statement, Mr. Fernandes’ target bonus percentage is 40%. With respect to 2022 performance, the compensation committee approved total bonus compensation, with a value of $158,430 to Mr. Fernandes.

Potential Payments upon Termination or Change-In-Control

None of our employment arrangements with our NEOs provide for severance or change in control-related payments or benefits. All of our employment arrangements with our NEOs are terminable at will by us.

Stock Option and Other Compensation Plans

The four equity incentive plans described in this section are (i) the assumed 2007 Ikaria stock option plan, which we refer to as the 2007 Ikaria plan, (ii) the assumed Ikaria 2010 long term incentive plan, which we refer to as the 2010 Ikaria plan, (iii) our 2014 equity incentive plan and (iv) our 2015 equity incentive plan. Following the effectiveness of the registration statement for our Initial Public Offering (“IPO”), we have been granting awards to eligible participants only under the 2015 equity incentive plan.

Assumed 2007 Ikaria Plan

The 2007 Ikaria plan was adopted by Ikaria in March 2007, and we assumed the terms of the 2007 Ikaria plan in connection with our spin-out from Ikaria, Inc., or Ikaria (the “Spin-Out”). Stock options granted under the 2007 Ikaria plan have a contractual life of ten years. Pursuant to the terms of the 2007 Ikaria plan, in the event of a liquidation or dissolution of our company, each outstanding option under the 2007 Ikaria plan will terminate immediately prior to the consummation of the action, unless the administrator determines otherwise. In the event of a merger or other reorganization event, each outstanding option will be assumed or an equivalent option or right will be substituted by the successor entity, unless such successor entity does not agree to assume the award or to substitute an equivalent option or right in which case such option will terminate upon the consummation of the merger or reorganization event.

Assumed 2010 Ikaria Plan

The 2010 Ikaria plan was adopted by Ikaria in February 2010 and amended and restated in May 2010, and we assumed the terms of the 2010 Ikaria plan in connection with the Spin-Out. Pursuant to the terms of the 2010 Ikaria plan, upon our liquidation, dissolution, merger or consolidation, except as otherwise provided in an applicable option or award agreement, each option or award will be (i) treated as provided in the agreement related to the transaction, or (ii) if not so provided in such agreement, each holder of an option or award will be entitled to receive, in respect of each share subject to outstanding options or awards, the same number of stock, securities, cash, property or other consideration that he or she would have received had he or she exercised such options or awards prior to the transaction. The stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the options and awards prior to any such transaction. If the consideration paid or distributed is not entirely shares of common stock of the acquiring or resulting corporation, the treatment of outstanding options and stock appreciation rights may include the cancellation of outstanding options and stock appreciation rights upon consummation of the transaction as long as the holders of affected options and stock appreciation rights, at the election of the compensation committee, either:

●	have been given a period of at least 15 days prior to the date of the consummation of the transaction to exercise the options or stock appreciation rights (whether or not they were otherwise exercisable); or
●	are paid (in cash or cash equivalents) in respect of each share covered by the option or stock appreciation right being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the compensation committee in its sole discretion) over the exercise price of the option or stock appreciation right.

2014 Equity Incentive Plan

In June 2014, our Board adopted, and our stockholders approved, the 2014 equity incentive plan. The 2014 equity incentive plan is administered by our Board or by a committee appointed by our Board. The 2014 equity incentive plan provided for the grant of options. Following the effectiveness of our registration statement filed in connection with our IPO, no options may be granted under the 2014 equity incentive plan.

Our employees, officers, directors, consultants and advisors were eligible to receive awards under the 2014 equity incentive plan.

Awards under the 2014 equity incentive plan are subject to adjustment in the event of a split, reverse split, dividend, recapitalization, combination or reclassification of our common stock, spin-off or other similar change in our capitalization or event or any dividend or distribution to holders of our common stock other than an ordinary cash dividend.

Upon a merger or other reorganization event (as defined in the 2014 equity incentive plan), our Board may, in its sole discretion, take any one or more of the following actions pursuant to the 2014 equity incentive plan, as to some or all outstanding options:

●	provide that all outstanding options will be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation or an affiliate thereof;
●	upon written notice to a participant, provide that the participant’s unvested and/or unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
●	provide that outstanding options will become exercisable, realizable or deliverable, or restrictions applicable to an option will lapse, in whole or in part, prior to or upon the reorganization event;

●	in the event of a reorganization event pursuant to which holders of shares of non-voting common stock will receive a cash payment for each share of non-voting common stock surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each option held by the participant equal to (1) the number of shares of non-voting common stock subject to the vested portion of the option, after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event, multiplied by (2) the excess, if any, of the cash payment for each share of non-voting common stock surrendered in the reorganization event over the exercise price of such option and any applicable tax withholdings, in exchange for the termination of such option; and
●	provide that, in connection with a liquidation or dissolution, options convert into the right to receive liquidation proceeds.

At any time, our Board may, in its sole discretion, provide that any award under the 2014 equity incentive plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.

Our Board may amend, suspend or terminate the 2014 equity incentive plan at any time, except that stockholder approval will be required to comply with applicable law or stock market requirements.

2015 Equity Incentive Plan

In January 2015, our Board adopted, and in February 2015, our stockholders approved, the 2015 equity incentive plan (as subsequently amended and restated, the “2015 Plan”), which became effective immediately prior to the effectiveness of the registration statement for our IPO. The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, share appreciation rights, restricted share awards, restricted share unit awards and other share-based awards. Upon the effectiveness of the 2015 Plan, the number of shares of our common stock that were reserved for issuance under the 2015 Plan was equal to the sum of (1) 29,972 plus (2) the number of shares (up to 37,356 shares) equal to the sum of the number of shares of our common stock available for issuance under the 2014 equity incentive plan immediately prior to the effectiveness of the registration statement for our IPO and the number of shares of our common stock subject to outstanding awards under the 2014 equity incentive plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the least of (i) 53,223 shares of our common stock, (ii) a number equal to the difference between 5% of the number of shares of our common stock outstanding on the first day of the fiscal year (treating all shares of our common stock issuable upon the exercise of outstanding options and upon the conversion of outstanding shares of preferred stock, warrants or other securities convertible into shares of our common stock as outstanding for this purpose) and the number of shares of our common stock available for grant under the 2015 Plan on the first day of the fiscal year and (iii) an amount determined by our Board.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2015 Plan. However, incentive stock options may only be granted to our employees.

Pursuant to the terms of the 2015 Plan, our Board (or a committee delegated by our Board) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

●	the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
●	the type of options to be granted;
●	the duration of options, which may not be in excess of ten years;

●	the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant;
●	the methods of payment of the exercise of options; and
●	the number of shares of our common stock subject to and the terms of any share appreciation rights, restricted share awards, restricted share units or other share-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price (though the measurement price of share appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years).

If our Board delegates authority to an officer to grant awards under the 2015 Plan, the officer will have the power to make awards to all of our officers, except executive officers. Our Board will fix the terms of the awards to be granted by such officer, including the exercise price of such awards (which may include a formula by which the exercise will be determined), and the maximum number of shares subject to awards that such officer may make.

Upon a merger or other reorganization event, our Board may, except to the extent specifically provided otherwise in an award or other agreement between us and the plan participant, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards other than restricted shares:

●	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
●	upon written notice to a participant, provide that all of the participant’s unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period;
●	provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;
●	in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;
●	provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and/or
●	any combination of the foregoing.

Our Board does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.

In the case of certain restricted share units, no assumption or substitution is permitted, and the restricted share units will instead be settled in accordance with the terms of the applicable restricted share unit agreement.

Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted share awards will continue for the benefit of the successor company and will, unless the Board may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event, provided that our Board may provide for the termination or deemed satisfaction of such repurchase or other rights under the applicable award agreement or any other agreement between the participant and us. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted share award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted share award or in any other agreement between the participant and us.

At any time, our Board may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.

No award may be granted under the 2015 Plan on or after February 12, 2025. Our Board may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

On March 10, 2017, the Board approved our Amended and Restated 2015 Equity Incentive Plan, which became effective upon approval by our stockholders at the 2017 annual meeting, to increase the number of shares authorized for issuance of awards under the 2015 Plan to 333,333 shares of common stock and increase the maximum number of shares available under the annual increase from 53,223 shares to 200,000 shares. On May 14, 2019, the Company’s stockholders approved an additional amendment to the 2015 Plan to increase the aggregate number of shares reserved for issuance under the 2015 plan from 333,333 to 833,333.

401(k) Retirement Plan

We maintain a 401(k) retirement plan that is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $20,500 in 2022 plus an additional $6,500 for employees 50 years of age or older as of December 31, 2022 and eligible for catch-up contributions, and have the amount of the reduction contributed to the 401(k) plan.

Limitations on Liability and Indemnification

Our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

●	for any breach of the director’s duty of loyalty to us or our stockholders;
●	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
●	for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or
●	for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

In addition, we have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify each such director or officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our Board.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may adopt, amend or terminate a plan when not in possession of material, non-public information. In addition, our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information. None of our directors or executive officers have adopted or entered into Rule 10b5-1 plans.

Director Compensation

Since December 7, 2016, our director compensation policy consisted of the following:

●	each non-employee director will receive, on an annual basis, a cash retainer of $35,000;
●	each non-employee director who serves on the Audit Committee will receive a cash retainer of $7,500 per year ($15,000 for the chair);
●	each non-employee director who serves on the Compensation Committee will receive a cash retainer of $5,000 per year ($10,000 for the chair);
●	each non-employee director who serves on the Nominating and Corporate Governance Committee will receive a cash retainer of $5,000 ($7,500 for the chair); and
●	each non-employee director upon initial election to the Board will receive a one-time award of an option to purchase 25,000 shares of common stock, which option shall vest in three equal annual installments.
●	On March 22, 2018, the Compensation Committee approved an increase in the compensation paid to the chairman of the Board to $200,000 per year, to be paid in an annual grant of restricted shares of common stock.
●	On April 3, 2018, the Compensation Committee approved an annual award of an option to purchase shares of common stock equal to $60,000 for each non-employee director.
●	On September 25, 2019, the Compensation Committee approved an annual award of an option to purchase shares of common stock equal in dilution to the 2018 annual grant. The annual award value for grant was equal to $16,324 for each non-employee director.

●	On September 10, 2020, the Compensation Committee approved an annual award of an option to purchase shares of common stock equal to $60,000 for each non-employee director.
●	In addition, we will continue to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

On December 7, 2016, the Board approved a change in director compensation under which payment of fees for each non-employee director will be provided in the form of cash or restricted shares of common stock.

In October 2022, the Board created a Transaction Committee to review and negotiate certain transactions and approved a cash retainer of $7,500 per year ($15,000 for the chair).

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board:

	Fees Earned or	Stock Awards		Option Awards		Total
Name	Paid in Cash	($)(1)		($)(1)		($)
Naseem Amin	7,500	75,600	(2)	—		83,100
Scott P. Bruder	45,000	—		39,902	(3)	84,902
Mary Ann Cloyd	57,500	—		39,902	(3)	97,402
Ted Wang	35,000	—		39,902	(3)	74,902
Crispin Teufel	52,500	—		39,902	(3)	92,402

(1)	The amounts reported above reflect the aggregate fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, regarding assumptions underlying the valuation of equity awards.
(2)	The amount reported above is comprised of 84,000 restricted stock awards (RSAs) that immediately vested upon issuance on February 10, 2023 which were granted in relation to 2022 service. The amount reported in the table is based on a $0.90 per share amount as of December 31, 2022.
(3)	The amount reported above is based on 29,000 options granted on February 10, 2023 which were granted in relation to 2022 service. The amount is based on the black-scholes valuation model at the time of grant.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2022.

Number of securities
			Weighted-average		remaining available for
	Number of securities		exercise price of		future issuance under
	to be issued upon exercise		outstanding		equity compensation plans
	of outstanding options,		options, warrants		(excluding securities
Plan category	warrants and rights		and rights		reflected in column(a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	488,402	(1)	$12.88	(2)	645,657	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	488,402		$12.88		645,657

(1)	Consists of 322,902 stock options outstanding under the 2007 Ikaria plan, 2010 Ikaria plan, 2014 equity incentive plan and the 2015 Plan and 165,500 restricted stock units outstanding as of December 31, 2022.
(2)	Consists of the weighted average exercise price of outstanding options as of December 31, 2022.
(3)	Consists of shares of common stock authorized under the 2015 Plan and under the 2014 equity incentive plan that remained available for grant under future awards as of December 31, 2022. In January 2015, in connection with our IPO, our Board determined that we would not grant any further stock options under our 2014 equity incentive plan following the effectiveness of the registration statement for our IPO, which occurred in February 2015.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.bellerophon.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2022, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with management and KPMG LLP, our independent registered public accounting firm;
●	Discussed with KPMG LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and
●	Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP communications with the Audit Committee, and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Members of the Bellerophon Therapeutics, Inc. Audit Committee
Mary Ann Cloyd (Chairperson), Naseem Amin and Crispin Teufel

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” since January 1, 2021, we have engaged in the following transactions in which the amount involved exceeded $120,000 and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Baylor BioSciences License Agreement

On January 4, 2023, we entered into a license agreement (the “License Agreement”) with Baylor BioSciences, Inc. (“Baylor”), pursuant to which Baylor will receive exclusive rights to develop and commercialize INOpulse within mainland China, Taiwan, Hong Kong and Macau (collectively, “Greater China”) for diseases associated with pulmonary hypertension, including the lead indication of fibrotic interstitial lung disease (fILD), as well as PH-Sarcoidosis and PH-COPD. Under the terms of the License Agreement, Baylor agreed to pay Bellerophon a license payment of $6 million, payable by Baylor within 90 days, subject to certain closing conditions. As of the date hereof, we have received the license payment in full from Baylor. Additionally, Bellerophon is entitled to royalties of 5% on net sales by Baylor resulting from all of the licensed INOpulse indications within Greater China. Dr. Ted Wang is a member of our Board of Directors, a co-founder of Baylor BioSciences and is a significant shareholder of Baylor BioSciences. Dr. Wang is also the beneficial owner of shares of our common stock held by Puissance Life Science Opportunities Fund VI, one of our principal stockholders. The transaction with Baylor BioSciences was approved by our audit committee in accordance with our related party transaction policy.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and officers. See “Executive Officer and Director Compensation-Limitations on Liability and Indemnification” for additional information regarding these agreements.

Policy and Procedures for Related Party Transactions

Our audit committee charter requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider all available information deemed relevant by the audit committee, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

On April 25, 2023, our Board nominated Scott Bruder, Naseem Amin and Ted Wang for election at the annual meeting. Our Board currently consists of five members, classified into three classes as follows: (1) Scott Bruder, Naseem Amin and Ted Wang constitute a class with a term ending at the 2023 annual meeting; (2) no directors currently constitute a class with a term ending at the 2024 annual meeting and (3) Mary Ann Cloyd and Crispin Teufel constitute a class with a term ending at the 2025 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

On April 25, 2023, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Scott Bruder, Naseem Amin and Ted Wang for election at the annual meeting for a term of three years to serve until the 2026 annual meeting of stockholders, and until his or her respective successor has been elected and qualified, or until his or her earlier resignation or removal.

Unless authority to vote for either of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as director of Scott Bruder, Naseem Amin and Ted Wang. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted for the nominee at the annual meeting is required to elect the nominees as a director.

THE BOARD RECOMMENDS THE ELECTION OF SCOTT BRUDER, NASEEM AMIN AND TED WANG AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL NO. 2)

The Audit Committee has appointed KPMG LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2023. The Board proposes that the stockholders ratify this appointment. KPMG LLP audited our financial statements for the fiscal year ended December 31, 2022. We expect that representatives of KPMG LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP, and concluded that KPMG LLP has no relationship with the Company that would impair its independence for the fiscal year ending December 31, 2023.

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, for professional services rendered for the audit of our fiscal 2022 and 2021 consolidated financial statements and the fees billed to us for other services for each of the last two fiscal years.

Fee Category	2022	2021
Audit Fees (1)	$505,000	$457,500
Audit-Related Fees	—	—
All Other Fees	—	—
Total Fees	$505,000	$457,500

(1)	Audit fees for 2022 include $110,000 for services associated with Registration Statements on Form S-3 and related consents as well as $395,000 for the 2022 audit. Audit fees for 2021 include $82,500 for services associated with Registration Statements on Form S-3 and Form S-8 and related consents as well as $375,000 for the 2021 audit.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice. The Company generally does not request such services from our independent registered public accounting firm.

4.Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of KPMG LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INCREASE THE NUMBER OF SHARES TO BE GRANTED UNDER THE COMPANY'S

2015 EQUITY PLAN

(PROPOSAL NO. 3)

General

On April 25, 2023, our Board approved our amended and restated 2015 Plan, to be effective upon approval by our stockholders at the annual meeting, to increase the number of shares authorized for issuance of awards under section 4(a)(1)(A) of the 2015 Plan from 833,333 shares to 1,443,318 shares of common stock. The 2015 Plan will continue to allow additional shares to be issued under the Plan if options outstanding under our 2014 Equity Incentive Plan (the “Existing Plan”) are canceled or expire in the future. Our 2015 Plan was approved by our Board and stockholders in 2015. As of April 21, 2023, options to purchase 922,038 shares of common stock are outstanding under the 2015 Plan, 8,892 shares of common stock have been issued upon the exercise of options granted under the 2015 Plan, 163,000 of restricted stock units to receive shares of common stock are outstanding and 340,065 shares of common have be issued upon the vesting of restricted stock awards. 45,657 shares remain available for issuance under the 2015 Plan. By its terms, the 2015 Plan may be restated or amended by the Board, provided that any restatement or amendment which the Board determines requires stockholder approval is subject to receiving such stockholder approval. On April 25, 2023, our Board voted to approve an amendment and restatement of the 2015 Plan to increase the aggregate number of shares of common stock available for the grant of awards under section 4(a)(1)(A) of the 2015 Plan from 833,333 shares to 1,443,318 shares of common stock.

Reasons for Amendment to the 2015 Plan

This amended and restated 2015 Plan is being submitted to you for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the amendment and restatement of our 2015 Plan is also required by the listing rules of The Nasdaq Stock Market.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2015 Plan, as amended, will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our 2015 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board of Directors believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2015 Plan (as of April 21, 2023) is not sufficient for future granting needs. Our Board of Directors currently believes that if the amendment to the 2015 Plan is approved by stockholders, the 655,642 shares available for issuance under the 2015 Plan will result in an adequate number of shares of common stock being available for future awards under the 2015 Plan for one additional year following the current year. Accordingly, our Board believes approval of the amendment to increase the aggregate number of shares available for issuance under the 2015 Plan is in our best interests and those of its stockholders and recommends a vote “FOR” the approval of the amendment to the 2015 Plan.

The following is a brief summary of the 2015 Plan, as amended, which assumes this Proposal No. 3 is approved by our stockholders. This summary is qualified in its entirety by reference to the text of the 2015 Plan (as amended and restated), a copy of which is attached as Appendix A to this proxy statement.

Material Features of our 2015 Plan.

In January 2015, our Board adopted, and in February 2015, our stockholders approved, the 2015 Plan, which became effective immediately prior to the effectiveness of the registration statement for our IPO. The 2015 Plan provides for the grant of incentive stock options, nonstatutory stock options, share appreciation rights, restricted share awards, restricted share unit awards and other share-based awards. Upon the effectiveness of the 2015 Plan, the number of shares of our common stock that were reserved for issuance under the 2015 Plan was equal to the sum of (1) 449,591 plus (2) the number of shares (up to 558,851 shares) equal to the sum of the number of shares of our common stock available for issuance under the 2014 equity incentive plan immediately prior to the effectiveness of the registration statement for our IPO and the number of shares of our common stock subject to outstanding awards under the 2014 equity incentive plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right plus (3) an annual increase, to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing until, and including, the fiscal year ending December 31, 2025, equal to the least of (i) 798,358 shares of our common stock, (ii) a number equal to the difference between 5% of the number of shares of our common stock outstanding on the first day of the fiscal year (treating all shares of our common stock issuable upon the exercise of outstanding options and upon the conversion of outstanding shares of preferred stock, warrants or other securities convertible into shares of our common stock as outstanding for this purpose) and the number of shares of our common stock available for grant under the 2015 Plan on the first day of the fiscal year and (iii) an amount determined by our Board.

Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2015 Plan. However, incentive stock options may only be granted to our employees. As of April 21, 2023, there were approximately 16 individuals eligible to participate.

Pursuant to the terms of the 2015 Plan, our Board (or a committee delegated by our Board) administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:

●	the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
●	the type of options to be granted;
●	the duration of options, which may not be in excess of ten years;
●	the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant;
●	the methods of payment of the exercise of options; and
●	the number of shares of our common stock subject to and the terms of any share appreciation rights, restricted share awards, restricted share units or other share-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price (though the measurement price of share appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years).

If our Board delegates authority to an officer to grant awards under the 2015 Plan, the officer will have the power to make awards to all of our officers, except executive officers. Our Board will fix the terms of the awards to be granted by such officer, including the exercise price of such awards (which may include a formula by which the exercise will be determined), and the maximum number of shares subject to awards that such officer may make.

Upon a merger or other reorganization event, our Board may, except to the extent specifically provided otherwise in an award or other agreement between us and the plan participant, take any one or more of the following actions pursuant to the 2015 Plan as to some or all outstanding awards other than restricted shares:

●	provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

●	upon written notice to a participant, provide that all of the participant’s unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period;
●	provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;
●	in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;
●	provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and/or
●	any combination of the foregoing.

Our Board does not need to take the same action with respect to all awards, all awards held by a participant or all awards of the same type.

In the case of certain restricted share units, no assumption or substitution is permitted, and the restricted share units will instead be settled in accordance with the terms of the applicable restricted share unit agreement.

Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding restricted share awards will continue for the benefit of the successor company and will, unless the Board may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event, provided that our Board may provide for the termination or deemed satisfaction of such repurchase or other rights under the applicable award agreement or any other agreement between the participant and us. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted share award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the restricted share award or in any other agreement between the participant and us.

At any time, our Board may, in its sole discretion, provide that any award under the 2015 Plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.

No award may be granted under the 2015 Plan on or after February 12, 2025. Our Board may amend, suspend or terminate the 2015 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.

On March 10, 2017, the Board approved our Amended and Restated 2015 Equity Incentive Plan, which became effective upon approval by our stockholders at the 2017 annual meeting, to increase the number of shares authorized for issuance of awards under the 2015 Plan to 333,333 shares of common stock and increase the maximum number of shares available under the annual increase from 53,223 shares to 200,000 shares. On May 14, 2019, the Company’s stockholders approved an additional amendment to the 2015 Plan to increase the aggregate number of shares reserved for issuance under the 2015 plan from 333,333 to 833,333. On April 25, 2023, our Board voted to approve an amendment and restatement of the 2015 Plan to increase the aggregate number of shares of common stock available for the grant of awards under section 4(a)(1)(A) of the 2015 Plan from 833,333 shares to 1,443,318 shares of common stock.

Federal Income Tax Considerations

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2015 Plan, as amended, and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2015 Plan, as amended, should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options:

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction. If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (a) sales of the shares in a disqualifying disposition, (b) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (c) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options:

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (a) the exercise price is no less than the fair market value of the stock on the date of grant, and (b) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss, which will be short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights:

A participant will not normally recognize taxable income upon the receipt of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

Restricted Stock:

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (a) the date the shares become transferable, (b) the date the shares are no longer subject to a substantial risk of forfeiture, or (c) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.
Restricted Stock Units:

A participant will not normally recognize taxable income upon receipt of an RSU award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Dividend Equivalent Rights:

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards:

Our Company generally will be entitled to an income tax deduction in connection with an award under the 2015 Plan, as amended, in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A:

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2015 Plan, as amended, will be designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2015 Plan, as amended, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A will generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2015 Plan, as amended, is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2015 Plan, as Amended:

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our chief executive officer, our chief financial officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after [•]. Compensation attributable to awards under the 2015 Plan, as amended, either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

New Plan Benefits

The following table sets forth RSUs and stock options that were approved by the Compensation Committee to the persons and groups named below under our 2015 Plan in February 2023 and that would be satisfied by the issuance of shares under our 2015 Plan, as amended, contingent upon stockholder approval of the amendment to the 2015 Plan. Should stockholder approval not be obtained, these awards will be automatically forfeited. The contingent RSUs set forth below shall vest in full on December 31, 2023. The contingent options set forth below shall have an exercise price equal to the closing sale price of our common stock on the date of stockholder approval of the amendment to the 2015 Plan. The contingent options granted to the directors set forth below vest in full on the one-year anniversary of stockholder approval of the amendment to the 2015 Plan. The contingent options granted to the Named Executive Officers and employees set forth below vest in quarterly installments over a four-year period from the date of stockholder approval of the amendment to the 2015 Plan.

Any other awards under our 2015 Plan, as amended, would be granted by our Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.

Name and Position	Number of RSUs	Number of Stock Options
Peter Fernandes, Chief Executive Officer and Chief Regulatory, Safety and Quality Officer	–	100,000
Parag Shah, Vice President of Business Operations	–	50,000
Martin Dekker, Vice President of Engineering and Manufacturing	–	50,000
All executive officers as a group	–	300,000
All non-executive directors as a group	47,578	58,428
All non-executive officer employees as a group	–	100,000

THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO OUR 2015 PLAN TO INCREASE THE AGGREGATE NUMBER OF AUTHORIZED SHARES RESERVED FOR ISSUANCE UNDER THE 2015 PLAN TO 1,443,318 SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(PROPOSAL NO. 4)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation committee or our Board of Directors. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2024 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the “Executive Compensation” section of this proxy statement for additional details about our executive compensation, including information about the fiscal year 2022 compensation of our named executive officers.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2023 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Bellerophon Therapeutics, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, this resolution.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of business conduct and ethics is posted on our website at www.bellerophon.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) not less than 90 days nor more than 120 days prior to the first anniversary of the 2023 annual meeting. To be considered for presentation at the 2024 annual meeting, although not included in the proxy, proposals (including director nominations that are not requested to be included in our proxy statement) must be received not less than 90 days nor more than 120 days prior to the first anniversary of this year’s annual meeting; provided, however, that in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of this year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

Proposals that are not received in a timely manner will not be voted on at the 2024 annual meeting of stockholders. If a proposal is received on time, the proxies that management solicits for the annual meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Secretary, Bellerophon Therapeutics, Inc., 20 Independence Boulevard, Suite 402, Warren, NJ, 07059.

Warren, NJ

April 28, 2023

Appendix A

BELLEROPHON THERAPEUTICS LLC

AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN

(amended and restated as of [ ], 2023)

1. Purpose

The purpose of this 2015 Equity Incentive Plan (the “Plan”) of Bellerophon Therapeutics LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders.  Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the board of directors of the Company (the “Board”).  Upon the conversion of the Company from a limited liability company to a C corporation (as such term is defined in Section 1361 of the Code) (the “Conversion”), references to the Company shall refer to Bellerophon Therapeutics, Inc.

2. Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards under the Plan.  Each person who is granted an Award under the Plan is deemed a “Participant.”  “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Shares (as defined in Section 7), Restricted Share Units (as defined in Section 7) and Other Share-Based Awards (as defined in Section 8).

3. Administration and Delegation

(a) Administration by Board of Directors.  The Plan will be administered by the Board.  The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable.  The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan.  The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency.  All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees.  To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”).  All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

(c) Delegation to Officers.  To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Awards that constitute rights under Delaware law (subject to any limitations under the Plan) to officers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of such Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of Shares subject to such Awards that the officers may grant; provided further, however, that no officer shall be authorized to grant such Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).  The Board may not delegate authority under this Section 3(c) to grant Restricted Shares, unless Delaware law then permits such delegation.

4 .Shares Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares.  Subject to adjustment under Section 9, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to such number of Shares (as defined below) as is equal to the sum of:

(A) 1,443,318 Shares; plus

(B) such additional number of Shares (up to 37,256 Shares) as is equal to the sum of (x) the number of Shares reserved for issuance under the Company’s 2014 Equity Incentive Plan, as amended (the “Existing Plan”) that remain available for grant under the Existing Plan immediately prior to the effectiveness of the Company’s initial public offering and (y) the number of Shares subject to awards granted under the Existing Plan which awards expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations of the Code); plus

(C) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2016 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2025, equal to the least of (i) 200,000 Shares, (ii) a number equal to the difference between (X) 5% of the number of the Company’s outstanding Shares on such date (treating for this purpose as outstanding all Shares issuable upon the exercise of outstanding options and upon the conversion of outstanding shares of preferred stock, warrants or other securities convertible into Shares) and (Y) the number of Shares available for grant under the Plan on such date and (iii) an amount determined by the Board.

“Shares” shall refer to (i) until immediately prior to the Conversion, the Company’s Non-Voting Units (as defined in the Amended and Restated Limited Liability Company Agreement of the Company, dated as of February 9, 2014 (as amended or otherwise modified from time to time)), (ii) from and after the Conversion until the closing of the Company’s initial public offering, shares of the Company’s non-voting common stock, par value $0.01 per Share (“Non-Voting Common Stock”), and (iii) upon the closing of the Company’s initial public offering, the Company’s voting common stock, par value $0.01 per Share (“Voting Common Stock”).  Awards granted between the effectiveness of the Plan and the Conversion shall automatically and without any action on the part of a Participant become Awards covering shares of Non-Voting Common Stock upon the Conversion.  Awards granted prior to the closing of the Company’s initial public offering shall automatically and without any action on the part of a Participant become Awards covering shares of Voting Common Stock upon the closing of the Company’s initial public offering. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

(2) Share Counting.  For purposes of counting the number of Shares available for the grant of Awards under the Plan:

(A) all Shares covered by SARs shall be counted against the number of Shares available for the grant of Awards under the Plan; provided, however, if the Company grants an SAR in tandem with an Option for the same number of Shares and provides that only one such Award may be exercised (a “Tandem SAR”), only the Shares covered by the Option, and not the Shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore Shares to the Plan;

(B) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Shares not being issued (including as a result of an SAR that was settleable either in cash or in Shares actually being settled in cash), the unused Shares covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of Shares counted against the Shares available under the Plan shall be the full number of Shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of Shares actually used to settle such SAR upon exercise and (3) the Shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(C) Shares delivered (either by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase Shares upon the exercise of an Award or (ii) satisfy minimum statutory tax withholding obligations (including Shares retained from the Award creating the tax obligation) shall be added back to the number of Shares available for the future grant of Awards; provided that in no event shall the maximum number of shares issued in respect of Incentive Stock Options granted under the Plan exceed the number determined under Section 4(a)(1) hereof.

(b) Substitute Awards.  In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof.  Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.  Substitute Awards shall not count against the overall Share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.

5. Options

(a) General.  The Board may grant options to purchase Shares (each, an “Option”) and determine the number of Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Incentive Stock Options.  An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted, following the Conversion, to employees of Bellerophon Therapeutics, Inc., any of Bellerophon Therapeutics, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code.  An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.”  The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price.  The Board shall establish the exercise price of each Option and specify the exercise price in the applicable Option agreement.  The exercise price shall be not less than 100% of the fair market value per Share as determined by (or in a manner approved by) the Board (“Fair Market Value”) on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Fair Market Value on such future date.

(d) Duration of Options.  Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options.  Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in

Section 5(f)) of the exercise price for the number of Shares for which the Option is exercised.  Shares subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise.  Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, in its sole discretion, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (i) such method of payment is then permitted under applicable law, (ii) such Shares, if acquired directly from the Company, were owned by the Participant for such minimum period of time, if any, as may be established by the Board in its discretion and (iii) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board in its sole discretion, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of Shares underlying the portion of the Option being exercised, less (ii) such number of Shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the Fair Market Value on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, in its sole discretion, by payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 9):  (1) amend any outstanding Option granted under the Plan to provide an exercise price per Share that is lower than the then-current exercise price per Share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of Shares and having an exercise price per Share lower than the then-current exercise price per Share of the canceled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per Share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of The Nasdaq Stock Market (“Nasdaq”).

 6. Share Appreciation Rights

(a) General.  The Board may grant Awards consisting of share appreciation rights (“SARs”) entitling the holder, upon exercise, to receive a number of Shares or an amount of cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the Fair Market Value of a Share over the measurement price established pursuant to Section 6(b).  The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price.  The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement.  The measurement price shall not be less than 100% of the Fair Market Value on the date the

SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Fair Market Value on such future date.

(c) Duration of SARs.  Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs.  SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s shareholders, the Company may not (except as provided for under Section 9):  (1) amend any outstanding SAR granted under the Plan to provide a measurement price per Share that is lower than the then-current measurement price per Share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of Shares and having an exercise or measurement price per Share lower than the then-current measurement price per Share of the canceled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per Share above the then-current Fair Market Value, or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of Nasdaq.

7. Restricted Shares; Restricted Share Units

(a) General.  The Board may grant Awards entitling recipients to acquire Shares (“Restricted Shares”), subject to the right of the Company to repurchase all or part of such Shares at their issue price or other stated or formula price (or to require forfeiture of such Shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award.  The Board may also grant Awards entitling the recipient to receive Shares or cash to be delivered at the time such Award vests (“Restricted Share Units”) (Restricted Shares and Restricted Share Units are each referred to herein as a “Restricted Share Award”).

(b) Terms and Conditions for All Restricted Share Awards.  The Board shall determine the terms and conditions of a Restricted Share Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Shares.

(1) Dividends.  Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, Shares or property) declared and paid by the Company with respect to Restricted Shares (“Accrued Dividends”) shall be paid to the Participant only if and when such Shares become free from the restrictions on transferability and forfeitability that apply to such Shares.  Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of shares or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the Restricted Shares.

(2) Share Certificates.  The Company may require that any share certificates issued in respect of Restricted Shares, as well as dividends or distributions paid on such Restricted Shares, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee).  At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary.  “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Additional Provisions Relating to Restricted Share Units.

(1) Settlement.  Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Share Unit, the Participant shall be entitled to receive from the Company such number of Shares or (if so provided in the applicable Award agreement) an amount of cash equal to the Fair Market Value of such number of Shares as are set forth in the applicable Restricted Share Unit agreement.  The Board may, in its discretion, provide that settlement of Restricted Share Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2) Voting Rights.  A Participant shall have no voting rights with respect to any Restricted Share Units.

(3) Dividend Equivalents.  The Award agreement for Restricted Share Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Shares (“Dividend Equivalents”).  Dividend Equivalents may be settled in cash and/or Shares and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Share Units with respect to which the Dividend Equivalents were paid, in each case to the extent provided in the Award agreement.

8. Other Share-Based Awards

(a) General.  Other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, may be granted hereunder to Participants (“Other Share-Based Awards”).  Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Share-Based Awards may be paid in Shares or cash, as the Board shall determine.

(b) Terms and Conditions.  Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Share-Based Award, including any purchase price applicable thereto.

9. Adjustments for Changes in Shares and Certain Other Events

(a) Changes in Capitalization.  In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of Shares, reclassification of Shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Shares other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the Share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per Share of each outstanding Option, (iv) the Share and per-Share provisions and the measurement price of each outstanding SAR, (v) the number of Shares subject to and the repurchase price per Share subject to each outstanding Restricted Share Award and (vi) the Share and per-Share-related provisions and the purchase price, if any, of each outstanding Other Share-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.  Without limiting the generality of the foregoing, in the event the Company effects a split of Shares by means of a stock dividend and the exercise price of and the number of Shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Shares acquired upon such Option exercise, notwithstanding the fact that such Shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition.  A “Reorganization Event” shall mean:  (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Shares of the Company are converted into or exchanged for the right to receive cash, securities or other property or are canceled, (b) any transfer or disposition of all of the Shares of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Shares.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Shares on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):  (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part, prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Shares will receive upon consummation thereof a cash payment for each Share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of Shares subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.  In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Share Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Share Unit agreement provides that the Restricted Share Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event,” then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Share Units shall instead be settled in accordance with the terms of the applicable Restricted Share Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Share Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Share Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Shares) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each Share subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Shares for each Share held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per Share consideration received by holders of outstanding Shares as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Shares.  Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Shares shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Shares were converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Shares; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, either initially or by amendment.  Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Shares or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Shares then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

(a) Transferability of Awards.  Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Shares subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.  References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.  For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation.  Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine.  Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion.  Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status.  The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding.  Notwithstanding any other provision herein to the contrary, the Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award.  The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages.  If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations.  Payment of withholding obligations is due before the Company will issue any Shares on exercise, vesting or release from forfeiture of an Award,  and, unless the Company determines otherwise. shall be paid before or at the same time as payment of the exercise or purchase price.  If provided for in an Award or approved by the Board in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where Shares are being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  Shares used to satisfy minimum statutory tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award.  Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring shareholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option.  The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g) Conditions on Delivery of Shares.  The Company will not be obligated to deliver any Shares pursuant to the Plan or to remove restrictions from Shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration.  The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11. Miscellaneous

(a) No Right To Employment or Other Status.  No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company.  The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Shareholder.  Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a shareholder with respect to any Shares to be distributed with respect to an Award until becoming the record holder of such Shares.

(c) Effective Date and Term of Plan.  The Plan shall become effective immediately prior to the effectiveness of the Company’s initial public offering (the date on which the Company’s initial public offering becomes effective, the Plan’s “Effective Date”).  No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan.  The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require shareholder approval under the rules of Nasdaq may be made effective unless and until the Company’s shareholders approve such amendment.  In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval.  Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan.  No Award shall be made that is conditioned upon shareholder approval of any amendment to the Plan unless the Award provides that (1) it will terminate or be forfeited if shareholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Shares) prior to such shareholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees).  The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions.  The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable.  All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code.  Except as provided in individual Award agreements initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit.  The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g) Limitations on Liability.  Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company.  The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law.  The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Bellerophon THERAPEUTICS

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00am, Eastern Time, on June 7, 2023.

Online
Go to **www.envisionreports.com/BLPH** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold
01 - Scott Bruder	☐	☐
02 - Naseem Amin	☐	☐
03 - Ted Wang	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2023 Annual Meeting Admission Ticket

2023 Annual Meeting of
Bellerophon Therapeutics, Inc. Shareholders

Wednesday, June 7, 2023, 10:00 A.M. Eastern Time
20 Independence Boulevard, Suite 402
Warren, NJ 07059

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/BLPH

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/BLPH

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Bellerophon Therapeutics, Inc.

Notice of 2023 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 7, 2023

Peter Fernandes, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bellerophon Therapeutics, Inc. to be held on June 7, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the director nominees to the Board of Directors and FOR items 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.